SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 1, 2003



                             YOUNG INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)



                                    MISSOURI
                 (State or other jurisdiction of incorporation)



             000-23213                                  43-1718931
-------------------------------------    ---------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO                63045
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (314) 344-0010
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              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         Young Innovations, Inc. ("Young") through its wholly-owned subsidiary Young OS LLC acquired substantially all of the assets of Obtura Corporation ("Obtura") and Earth City Technologies, Inc. d/b/a Spartan Marketing Group ("Spartan" and together with Obtura collectively, the "Sellers"), on December 1, 2003. Young paid approximately $12.5 million to acquire the assets of the Sellers which are used in the design, development and manufacture of a broad line of products for the endodontic market including ultrasonic units, ultrasonic tips and obturation equipment (the "Assets"). An additional $2.0 million in the aggregate may be earned by Sellers if additional profitability targets are achieved over the next two years. The cash consideration was funded with cash on hand.

         Young intends to continue to use the Assets under the brand names Spartan and Obtura in connection with the endodontic market.

         Mr. George Richmond, Chairman of the Board of Young, owns 20% of Spartan. The transaction was unanimously approved by the independent directors of Young. The amount of consideration was determined on the basis of arm's length negotiations between Young and each of Obtura and Spartan.

         The description contained in this Item 2 is qualified in its entirety by reference to the full text of the purchase agreements, which are incorporated by reference as Exhibits 2.1 and 2.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial statements of business acquired:  not applicable.

         (b)      Pro forma financial information: not applicable.

         (c)      Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                  2.1 Agreement for Purchase and Sale of Assets by and among Young OS LLC, Obtura Corporation and the Stockholders (as defined therein)

                  2.2 Agreement for Purchase and Sale of Assets by and among Young OS LLC, Earth City Technologies, Inc., the Stockholders (as defined therein) and the Beneficiary (as defined therein)

                  99.1 Press Release dated December 1, 2003 announcing the acquisition of assets of

                                      -2-

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                                    Obtura Corporation and Earth City
                                    Technologies, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      YOUNG INNOVATIONS, INC.


                                      By:  /s/ Arthur L. Herbst, Jr.
                                         ---------------------------------------
                                               Arthur L. Herbst, Jr.
                                               Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer

Dated:  December 4, 2003

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